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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 31, 2000 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-60781 and 333-96097.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 22, 2000